                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                        CONSUMER PORTFOLIO SERVICES, INC.
                         2 Ada, Irvine, California 92718
                               Phone: 714-753-6800
                                   -----------















The annual meeting of the shareholders of Consumer Portfolio Services, Inc. (the "Company") will be held at 8:30 a.m., local time, on Wednesday, July 31, 1996 at the Company's offices, 2 Ada, Irvine, California for the following purposes:

1. To elect six directors for a term of one year and until their successors shall be elected and duly qualified.

2. To ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1996.

3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on July 1, 1996 are entitled to notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS THEREON AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXIES MAY BE REVOKED AT ANY TIME AND, IF YOU ATTEND THE MEETING IN PERSON, YOUR EXECUTED PROXY WILL BE RETURNED TO YOU UPON REQUEST.

By Order of the Board of  Directors

Jeffrey P. Fritz, Secretary
Dated:   July 3, 1996

                        CONSUMER PORTFOLIO SERVICES, INC.
                                      2 ADA
                            IRVINE, CALIFORNIA 92718
                                  714-753-6800
                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1996
                                   -----------
                                  INTRODUCTION


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Consumer Portfolio Services, Inc. (the "Company or CPS") for use at the annual meeting of the shareholders to be held at 8:30 a.m., local time, on Wednesday, July 31, 1996 at the Company's offices, 2 Ada, Irvine, California, and at any adjournment thereof (the "Annual Meeting").

         All shares represented by properly executed proxies received in time will be voted at the Annual Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed proxies on which no specification has been made will be voted FOR the election of nominees for director named herein and FOR the ratification of the appointment of KPMG Peat Marwick as the Company's independent auditors for the year ending December 31, 1996, and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the meeting

         Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice of revocation to the Secretary of the Company.

         The Board of Directors of the Company has fixed the close of business on July 1, 1996 as the record date for determining the holders of outstanding shares of the Company's Common Stock, without par value ("CPS Common Stock") entitled to notice of, and to vote at the Annual Meeting. On that date, there were 13,479,842 shares of CPS Common Stock issued and outstanding. Each such share of CPS Common Stock is entitled to one vote on all matters to be voted upon at the meeting, except that holders of CPS Common Stock have cumulative rights for the election of directors as described in the next paragraph.

         In the election of directors, each holder of CPS Common Stock may cumulate such holder's votes and give any nominee an aggregate number of votes equal to the number of directors to be elected multiplied by the number of shares of CPS Common Stock held of record by such holder as of the record date, or distribute such aggregate number of votes among as many nominees as the holder thinks fit. However, no such holder shall be entitled to cumulate votes for any nominee unless such nominee's name has been placed in nomination prior to the voting and the holder has given notice AT THE ANNUAL MEETING prior to the voting of the holder's intention to cumulate votes. If any one holder has given such notice, all holders may cumulate their votes for nominees.

The notice of the Annual Meeting, this proxy statement and the form of proxy are first being mailed to shareholders of the Company on or about July 3, 1996.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINATIONS

         The number of directorships is fixed at six for the coming year. Six persons have been nominated for election as directors at the Annual Meeting. Each of the of the Company's six current directors have been nominated and have agreed to serve as directors if elected. Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Charles E. Bradley, Sr. is the father of Charles E. Bradley, Jr., both of whom are nominees.

         The names of the nominees for directorships and of the Company's executive officers, their principal occupations, and certain other information regarding them set forth below is based upon information furnished to the Company's by them. The nominees are indicated by asterisk

           Name                          Age                      Position
           ----                          ---                      --------
*    Charles E. Bradley, Sr.              66     Chairman of the Board of Directors
*    Charles E. Bradley, Jr.              36     President, Chief Executive Officer, and Director
*    William B. Roberts                   59     Director
*    John G. Poole                        53     Vice Chairman of the Board of Directors
*    Robert A. Simms                      57     Director
*    Thomas L. Chrystie                   63     Director
     Eugene J. Warner, Jr.                53     Senior Vice President - Collection Administration
     Jeffrey P. Fritz                     36     Senior Vice President - Chief Financial Officer and Secretary
     William L. Brummund, Jr.             43     Senior Vice President - Systems Administration
     Nicholas P. Brockman                 51     Senior Vice President - Asset Recovery
     Richard P. Trotter                   53     Senior Vice President - Contract Originations
     Curt K. Powell                       39     Senior Vice President - Marketing


         CHARLES E. BRADLEY, SR. has been the Chairman of the Board of the Company since its formation in March, 1991. Mr. Bradley is one of the founders of Stanwich Partners, Inc. ("Stanwich"), a Connecticut investment firm which acquires controlling interests in companies in conjunction with the existing operating management of such companies, and has been President, a director and a shareholder of that company since its formation in 1982. He is also President and director of Reunion Industries, Inc., a publicly held company which manufactures precision plastic products and provides engineered plastics services. Mr. Bradley also served as President and a director of CPS Holdings, Inc., the Company's former parent corporation, from August, 1989 until its merger into the Company in December, 1995. He currently is a director of DeVlieg-Bullard, Inc., Chatwins Group, Inc., Texon Energy Corp., General Housewares Corp., NAB Asset Corporation (38% of whose outstanding shares of voting stock are held by the Company), Zydeco Exploration, Inc., Sanitas, Inc. and Triangle Corporation, all of which are publicly-held corporations or are required to file periodic reports under Section 13 or 15(d) of the Securities Exchange Act of 1934. Mr. Bradley was an officer of U.S. Metalsource, Inc. ("USM") and DeVlieg, Inc. ("DeVlieg") within two years of the filing by those companies in 1991 of petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. USM's case is pending in the United States Bankruptcy Court for the Western District of Pennsylvania, Case No. 91-2919-JLC. DeVlieg's case is pending in the United States Bankruptcy Court for the Northern District of Illinois, Case No. 91-B31744. Mr. Bradley received no salary for serving as an officer of USM and DeVlieg, and was involved with those companies on a part-time basis only. He is the father of Charles E. Bradley, Jr.

         CHARLES E. BRADLEY, JR. has been the President and a director of the Company since its formation in March, 1991. In January, 1992, Mr. Bradley was appointed Chief Executive Officer of the Company. From March, 1991 until December, 1995 he served as Vice President and a director of CPS Holdings, Inc. From April, 1989 to November, 1990, he served as Chief Operating Officer of Barnard and Company, a private investment firm. From September, 1987 to March, 1989, Mr. Bradley, Jr. was an associate of The Harding Group, a private investment banking firm. Mr. Bradley, Jr. is currently serving as a director of NAB Assets Corporation, Chatwins Group, Inc. and Texon Energy Corporation. Charles E. Bradley, Sr. is his father.

         WILLIAM B. ROBERTS has been a director of the Company since its formation in March, 1991. Since 1981, he has been the President of Monmouth Capital Corp., an investment firm which specializes in management buyouts. Mr. Roberts serves on the board of directors of Atlantic City Racing Association, a publicly-held corporation, which owns and operates a race track.

         JOHN G. POOLE has been a director of the Company since November, 1993 and its Vice Chairman since January, 1996. He was a co-founder of Stanwich in 1982 and has been a director, vice president and shareholder of that company since its formation. Mr. Poole has served as a director of DeVlieg-Bullard, Inc. since 1986 and served as its Vice President and Secretary from 1986 to December, 1989. He served as a Director and Officer of DeVlieg from 1987 to December, 1989. Mr. Poole received no salary for serving as an officer of DeVlieg, and was involved with that company on a part-time basis only. He is also a director of Reunion Industries, Inc., Sanitas, Inc. and Chatwins Group, Inc. Mr. Poole served as a director and Vice President of CPS Holdings, Inc. from 1993 to 1995.

         ROBERT A. SIMMS has been a director of the Company since April, 1995. He has been the Chairman and Chief Executive Officer of Simms Capital Management, Inc. since 1984. He is also a director of New York Bancorp, The Halecrest Company, Arrhythmia Research Technology, Inc. and the National Football Foundation and Hall of Fame. Mr. Simms also serves on the Board of Overseers of Rutgers University and was formerly a partner in Bear Stearns & Co.

          THOMAS L. CHRYSTIE has been a director of the Company since April, 1995. He has been self-employed as an investor since 1988. His previous experience includes 33 years at Merrill Lynch & Co. in various capacities including heading Merrill Lynch's investment banking, capital markets and merchant banking activities. In addition, he served as Merrill Lynch & Co.'s Chief Financial Officer. He is also a director of Titanium Industries, Eonyx Corporation and Wyoming Properties.

         EUGENE J. WARNER, JR. has been Senior Vice President - Collection Administration since October, 1991. Mr. Warner joined the Company in April, 1991 as Vice President - Collection Administration. He served as Vice President - Collection Administration of Far Western Bank, Tustin, California, from August, 1987 to March, 1991. From 1984 to August, 1987, he was Assistant Vice President and Branch Manager for Heritage Thrift and Loan in Costa Mesa, California.

         JEFFREY P. FRITZ has been Senior Vice President - Chief Financial Officer and Secretary of the Company since March 1991. From December, 1988 to March, 1991, Mr. Fritz was Vice President and Chief Financial Officer of Far Western Bank. From 1985 to December, 1988, Mr. Fritz was a management consultant for Price Waterhouse in St. Louis, Missouri.

         WILLIAM L. BRUMMUND, JR. has been Senior Vice President - Systems Administration since March, 1991. From 1986 to March, 1991, Mr. Brummund was Vice President and Systems Administrator for Far Western Bank.

         NICHOLAS P. BROCKMAN has been Senior Vice President - Asset Recovery since January, 1996. He was Senior Vice President of Contract Originations from April, 1991 to January, 1996. From 1986 to March, 1991, Mr. Brockman served as a Vice President and Branch Manager of Far Western Bank.

         RICHARD P. TROTTER has been Senior Vice President-Contract Originations of the Company since January, 1996. He was Senior Vice President of Administration from May, 1995 to January, 1996 and from January, 1994 to April, 1995 he was Senior Vice President-Marketing of the Company. From December, 1992 to January, 1994, Mr. Trotter was Executive Vice President of Lange Financial Corporation, Newport Beach, California. From May, 1992 to December, 1992, he was Executive Director of Fabozzi, Prenovost & Normandin, Santa Ana, California. From December, 1990 to May, 1992 he was President/Chief Operating Officer of R. Thomas Ashley, Newport Beach, California. From April, 1984 to December, 1990, he was President/Chief Executive Officer of Far Western Bank, Tustin, California.

         CURTIS K. POWELL has been Senior Vice President - Marketing of the Company since April, 1995. He joined the Company in January, 1993 as an independent marketing representative until being appointed Regional Vice President of Marketing for Southern California in November, 1994. From June, 1985 through January, 1993, Mr. Powell was in the retail automobile sales and leasing business.

         In December, 1990 Far Western Bank was ordered closed by the California State Banking Department and a receiver was appointed for its business. At that time, Messrs. Warner, Fritz, Brummund, Brockman, and Trotter were officers of Far Western Bank.

         The Board of Directors has established an Audit Committee and Compensation and Stock Option Committee. The members of the Audit Committee are Robert A. Simms, Thomas L. Chrystie and William B. Roberts. The Audit Committee is empowered by the Board of Directors to review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedure.

         The members of the Compensation and Stock Option Committee are Robert
A. Simms, Thomas L. Chrystie and William B. Roberts. This Committee makes recommendations to the Board of Directors as to general levels of compensation for all employees of the Company, the annual salary of each of the executive officers of the Company, authorizes the grants options to employees under the Company's 1991 Stock Option Plan, and reviews and approves compensation and benefit plans of the Company.

         The Company does not have a Nominating Committee. Shareholders who wish to suggest individuals for possible future consideration for board positions should direct recommendations to the Board of Directors at the Company's principal offices.

         The Board of Directors held three meetings during the nine months ended December 31, 1995. The Audit Committee met once during the nine month fiscal period ended December 31, 1995. The Compensation and Stock Option Committee did not meet separately during fiscal 1995 as the entire Board acted as such Committee. Each director attended all of the meetings of the Board and of the Committees on which he served during such period

         The Company pays Messrs. Simms, Chrystie and Roberts a directors fee of $1,000 per month plus $500 for each meeting attended. Since January 1, 1996, the Company had been paying salaries to Mr. Bradley, Sr. and Mr. Poole at the annual rates of $125,000 and $75,000, respectively, for serving as Chairman and Vice Chairman, respectively

         In March, 1993, the Company granted options under its 1991 Stock Option Plan to Messrs. Bradley, Sr. and Roberts to purchase, respectively, 600,000 and 200,000 shares of the Company's common stock at an option price of $2.50 per share, which was the fair market value per share on the date of grant. These options are exercisable at any time until March 1, 1998 when they expire to the extent not previously exercised. On April 13, 1995, the Company granted options to Messrs. Simms and Chrystie to purchase 30,000 shares each at $7.25 per share, which was the fair market value per share on the date of grant. These options are exercisable at any time until May 1, 2004 when they expire to the extent not previously exercised.

         The six nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for election shall be duly elected directors upon completion of the vote tabulation at the meeting, provided a majority of the outstanding shares of CPS Common Stock as of the record date are present in person or by proxy at the meeting.

COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

         William B. Roberts inadvertently failed to file a Form 4 in December, 1995 reporting his acquisition of 5,000 (pre-split) shares of the Company's Common Stock in November, 1995. He filed the Form 4 in January, 1996. Nicholas
P. Brockman inadvertently failed to file a Form 4 in April, 1995 reporting his exercise of an option to purchase 7,000 (pre-split) shares of the Company's Common Stock in March, 1995. Mr. Brockman filed a Form 5 for this transaction in May, 1996.

EXECUTIVE COMPENSATION

         The following table sets forth all cash compensation paid or accrued by the Company for services rendered during the fiscal years ended March 31, 1995 and 1994 and during the nine month fiscal period ended December 31, 1995 to the Company's Chief Executive Officer and to its four most highly compensated other executive officers (the "named executive officers") who were serving as executive officers at December 31, 1995.

                                                              SUMMARY COMPENSATION TABLE
                                                              --------------------------
===================================================================================================================================
                                                                                      Long Term Compensation
                                                                                 --------------------------------
                                          Compensation for period shown            Awards          Payouts
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Restricted
                                                                     Other fixed     Stock      Options/    LTIP    All other fixed
  Name and Principle                        Salary     Bonus       Compensation   Award(s)      SARs      Payouts    Compensations
           Position             Period        ($)       ($)              ($)         ($)         (#)         ($)           ($)
- -----------------------------------------------------------------------------------------------------------------------------------
CHARLES E. BRADLEY, JR.           (A)       237,500   217,500             0           0           0           0              0


President, Chief              Fiscal 1995   250,000   225,000             0           0           0           0              0
Executive
Officer, and Director         Fiscal 1994   204,417   109,000             0           0           0           0              0

- -----------------------------------------------------------------------------------------------------------------------------------
JEFFREY P. FRITZ                  (A)        91,903    48,750             0           0           0           0              0
Senior Vice President         Fiscal 1995   104,834    52,416             0           0           0           0              0
Chief Financial               Fiscal 1994   100,800    41,328             0           0           0           0              0
Officer, Secretary

- -----------------------------------------------------------------------------------------------------------------------------------
NICHOLAS P. BROCKMAN              (A)        80,372    33,750             0           0           0           0              0
Senior Vice President,        Fiscal 1995    99,226    46,636             0           0           0           0              0
Asset Recovery                Fiscal 1994    94,500     38745             0           0           0           0              0

- -----------------------------------------------------------------------------------------------------------------------------------
WILLIAM L. BRUMMUND, JR.          (A)        80,372    33,750             0           0           0           0              0
Senior Vice                   Fiscal 1995    99,226    49,612             0           0           0           0              0
President,  Systems
                              Fiscal 1994    94,500    38,745             0           0           0           0              0

- -----------------------------------------------------------------------------------------------------------------------------------
CURTIS K. POWELL                  (A)        81,000    41,250             0           0           0           0              0
Senior Vice                   Fiscal 1995    51,080    10,000             0           0           0           0              0
President, Marketing
                              Fiscal 1994       N/A       N/A             0           0           0           0              0
===================================================================================================================================

(A) = NINE MONTHS ENDED, DECEMBER 31, 1995

OPTION AND SAR GRANTS

         The following table sets forth all options granted to executive officers by the Company during the nine month fiscal period ended December 31, 1995. All such options were granted under the 1991 Stock Option Plan. No stock appreciation rights (SAR's) were granted by the Company during the nine months ended December 31, 1995. All options were for the purchase of shares of the Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

===========================================================================================================================
                                                   % of Total
                                                 Options Granted
                                                 to Employees in     Exercise or
                            Option Granted      Nine months ended    Base Price      Grant       Expiration
        Name                (No. of Shares)     December 31, 1995      ($/Sh)         Date          Date        Exercisable
===========================================================================================================================
Charles E. Bradley, Jr.           8,400                8.5%            $7.25       4/13/1995     12/15/2004              a

- ---------------------------------------------------------------------------------------------------------------------------
William L. Brummund, Jr.          7,600                7.7%           $11.00      10/18/1995     10/31/2004              b

- ---------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fritz                  7,600                7.7%           $11.00      10/18/1995     10/31/2004              b
- ---------------------------------------------------------------------------------------------------------------------------
Eugene J. Warner, Jr.             7,600                7.7%           $ 7.25       4/13/1995      3/31/2005              b
- ---------------------------------------------------------------------------------------------------------------------------
Curtis K.  Powell                47,600               47.9%           $ 7.25       4/13/1995     10/31/2004              c
===========================================================================================================================


a.       5,380 exercisable on May 1, 2003, 3020 exercisable on May, 2004.
b.       Fully exercisable on May 1, 2001.
c.       4,650 exercisable on each of May 1, 1995, 1996, 1997, 1998 and 1999.
         13,600 exercisable on May 1, 2000 and 10,750 exercisable on May 1,
         2001.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUE TABLE

         The following table sets forth, as of the end of the nine month fiscal period ended December 31, 1995 the number of unexercised options held by each executive officer named in the preceding table, the number of shares subject to then exercisable and unexercisable options held by such persons and the December 31, 1995 value of all unexercised options held by such persons. Each option referred to in the table was granted under the Company's 1991 Stock Option Plan at an option price per share equal to the fair market value per share on the date of grant.


==================================================================================================================
                                                                                          Value of Unexercised
                                                             No. of Unexercised              In-the-Money
                                  Number of       Value    Options at December 31,      Options at December 31,
                              Shares Acquired    Realized            1995                       1995($)
         Name                   on Exercise         $      Exercisable/Unexercisable  (1)Exercisable/Unexercisable
==================================================================================================================
Charles E. Bradley, Jr.                    0            0      100,440 / 149,800            623,283 / 545,923
- ------------------------------------------------------------------------------------------------------------------
Nicholas P. Brockman                   5,000       31,875       53,960 /  87,040            357,485 / 477,648
- ------------------------------------------------------------------------------------------------------------------
William L. Brummund, Jr.              20,000      127,500       52,960 /  94,640            350,860 / 463,238
- ------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fritz                      19,000      121,125       53,960 /  94,640            357,485 / 463,238
- ------------------------------------------------------------------------------------------------------------------
Curtis K. Powell                           0            0       14,650 /  82,950             33,669 / 180,331
==================================================================================================================

(1) Based on the last reported sales price as reported by Nasdaq on December 31, 1995.

BONUS PLAN

         Messrs. Charles E. Bradley, Jr., Jeffrey P. Fritz, Nicholas P. Brockman, William L. Brummund, Jr., Eugene J. Warner, Jr., Richard P. Trotter, and Curtis K. Powell participate in a management bonus plan (the "Bonus Plan"), pursuant to which such employees are entitled to earn cash bonuses, if the Company achieves certain net income levels or goals established by the Board of Directors. The amount of bonus payable to each officer is determined by the Board of Directors in its discretion

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of shares of CPS Common Stock (its only class of voting securities) owned beneficially as of May 31, 1996 (i) by each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director and named executive officer of the Company, and (iii) by all directors and executive officers of the Company as a group. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned by such persons.

==============================================================================================================================
                                      Name & Address of                                         Amount & Nature
                                       Beneficial Owner                                          of Beneficial       Percent
                                                                                                    Owner (1)           of
                                                                                                                      Class
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
Charles E. Bradley, Sr.
c/o Stanwich Partners, Inc., 62 Southfield Avenue, Stamford, CT 06902                                   2,895,138(2)     20.73%
- ------------------------------------------------------------------------------------------------------------------------------
William B. Roberts
Monmouth Capital Corp., 126 East 56th Street, Tower 56 - 12th Floor, New York, NY 10022                 1,233,982         9.10%
- ------------------------------------------------------------------------------------------------------------------------------
John G. Poole
c/o Stanwich Partners, Inc., 62 Southfield Avenue, Stamford, CT 06902                                     284,360(3)      2.13%
- ------------------------------------------------------------------------------------------------------------------------------
Thomas L. Chrystie,  P.O. Box 640, Wilson, WY  83014                                                       42,000(4)       *
- ------------------------------------------------------------------------------------------------------------------------------
Robert A. Simms,   55 Railroad Ave., Plaza Suite, Greenwich, CT  06830                                    170,244(5)      1.27%
- ------------------------------------------------------------------------------------------------------------------------------
 Charles E. Bradley, Jr.,   c/o Consumer Portfolio Services, Inc. 2 Ada, Suite 100, Irvine,
 CA  92718                                                                                                754,320(6)      5.60%
- ------------------------------------------------------------------------------------------------------------------------------
 Nicholas P. Brockman, c/o Consumer Portfolio Services, Inc. 2 Ada, Suite 100, Irvine, CA
 92718                                                                                                     72,200          *
- ------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fritz, c/o Consumer Portfolio Services, Inc. 2 Ada, Suite 100, Irvine, CA  92718                72,200          *
- ------------------------------------------------------------------------------------------------------------------------------
William L. Brummund, Jr., c/o Consumer Portfolio Services, Inc. 2 Ada, Suite 100, Irvine, CA
92718                                                                                                      71,200          *
- ------------------------------------------------------------------------------------------------------------------------------
Curtis K. Powell, c/o Consumer Portfolio Services, Inc. 2 Ada, Suite 100, Irvine, CA  92718                29,300          *
- ------------------------------------------------------------------------------------------------------------------------------
All officers and directors as a group (twelve  persons)                                                 5,700,544        39.02%
- ------------------------------------------------------------------------------------------------------------------------------
Sun Life Insurance Company of America
One Sun America Center, 38th Floor, Century City, CA  90067                                             1,013,332(7)      7.32%
- ------------------------------------------------------------------------------------------------------------------------------
Robert T. Gilhuly and Kimball J. Bradley, Trustees, c/o Cummings & Lockwood
Two Greenwich Plaza, Box 2505, Greenwich, CT 06830                                                      1,058,818(8)      7.92%
==============================================================================================================================

*  Less than 1%

(1) Includes the following shares which are not currently outstanding but which the named individuals have the right to acquire currently or within 60 days of May 31, 1996 upon exercise of options: Charles E. Bradley, Sr. - 600,000 shares; William B. Roberts - 200,000 shares; Thomas L. Chrystie - 20,000 shares; Robert B. Simms - 20,000 shares; Jeffrey P. Fritz - 72,200 shares; William L. Brummund, Jr. - 71,200 shares; Curtis K. Powell - 29,300 shares; and all directors and executive officers as a group (12 persons) - 1,295,140 shares. The shares described in this note are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such persons individually and by the group, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

(2) Includes 207,490 shares owned by Mr. Bradley's spouse as to which he has no voting or investment power.

(3)      Includes 2,000 shares held by Mr. Poole as custodian for his children.

(4)      Includes 2,000 shares held by the Thomas L. Chrystie Living Trust.

(5) Includes 16,944 shares owned by Mr. Simms' spouse as to which he has no voting or investment power.

(6) Includes 211,738 shares held by a trust of which Mr. Bradley is the beneficiary, as to which he has no voting or investment power.

(7) Includes shares which would be issued upon the conversion of a $3,000,000 Convertible Note dated November 16, 1993 into 480,000 shares of Common Stock.

(8)      These shares are held in trusts of which the beneficiaries are Charles
         E. Bradley, Sr.'s adult children, including, among others, Charles E. Bradley, Jr., (as to 211,738 shares) and Kimball J. Bradley (as to 211,802 shares).

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 1, 1992, the Company and Stanwich (an affiliate of the Company) entered into a written agreement confirming their prior understanding of the engagement of Stanwich by the Company, pursuant to which Stanwich served as a consultant to the Company for the five-year period ended December 31, 1995. Pursuant to the consulting agreement, the Company was obligated to and did pay to Stanwich monthly consulting fees of approximately $29,167 during the period from January 1, 1992 through December 31, 1995. On January 3, 1996, the Company and Stanwich entered into an agreement pursuant to which Stanwich provides consulting services on a non-exclusive basis for a three year period ended December 31, 1998 for fee of $75,000 per year.

         In August 1992, the Company granted CPS Holdings, Inc., an option to purchase 1,800,000 shares of Common Stock at an exercise price of $2.50 per share. The option was exercised on December 6, 1995. On December 11, 1995, CPS Holdings, Inc. was merged into the Company. Messrs. Bradley, Sr., Bradley Jr., Poole and Roberts were directors and stockholders of CPS Holdings, Inc. prior to such merger.

         On March 15, 1995 the Company redeemed, for an aggregate price of $3.4 million, all of the outstanding shares of its Series A Preferred Stock, which shares were held by CPS Holdings, Inc. and William B. Roberts at the time of their redemption. The redemption price of $3.4 million was equal to the amount authorized for redemption by the Company's Articles of Incorporation and also equal to the amount the Company initially received in exchange for the shares.

         The agreements and arrangements described above were not entered into between parties negotiating or dealing on an arm's length basis, but were entered into by the Company with the parties who personally benefited from such transactions and who had a control or fiduciary relationship with the Company.

                                 PROPOSAL NO. 2
                                 RATIFICATION OF
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the accounting firm of KPMG Peat Marwick to be its independent auditors for the year ending December 31, 1996.

         A proposal to ratify that appointment will be presented to shareholders at the Annual Meeting. If the shareholders do not ratify the selection of KPMG Peat Marwick another firm of independent public accountants will be selected by the Board of Directors at the Annual Meeting. Representatives of KPMG Peat Marwick will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance. The Board recommends that you vote FOR this proposal.

               VOTING OF PROXIES, VOTING PROCEDURES, AND EXPENSES

         The Board of Directors recommends that an affirmative vote be cast on favor of each of the proposals listed on the proxy card.

         The Board of Directors knows of no other matters that may be brought before the meeting which require submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

         Votes will be tabulated by American Stock Transfer & Trust Co., the transfer agent and register for the CPS Common Stock, and by the inspector of election who is required to resolve impartially any interpretive questions as to the conduct of the vote.

         Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock of the Company and will reimburse such persons for their expenses so incurred.

                              SHAREHOLDER PROPOSALS

         The Company expects to hold its 1997 Annual Meeting of Shareholders in June, 1997. In order to be considered for inclusion in the Company's Proxy statement and form of proxy for the 1997 Annual Meeting, any proposals by shareholders intended to be presented at such meeting must be received by the Secretary of the Company at 2 Ada, Irvine, California 92718 by no later than April 1, 1997.

BY THE ORDER OF THE BOARD OF DIRECTORS

Jeffrey P. Fritz
Secretary
Dated:   July 3,1996
Irvine, California

                       CONSUMER PORTFOLIO SERVICES, INC.

                   2 ADA, SUITE 100, IRVINE, CALIFORNIA 92718
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John G. Poole and Charles E. Bradley, Jr., and each or either of them, as Proxies, each with the power to appoint his own substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all shares of Common Stock of Consumer Portfolio Services, Inc. held of record by the undersigned on July 1, 1996, at the Annual Meeting of Stockholders to be held on July 31, 1996 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

        Please mark your
A  /X/  votes as in this
        example.

      The Directors Recommend a vote FOR Each of the following Proposals:

1.  ELECTION OF DIRECTORS

    / / FOR all nominees         NOMINEES: Charles E. Bradley, Sr.
        listed at right                    Charles E. Bradley, Jr.
        (except as marked                  William B. Roberts
        to the contrary)                   John G. Poole
                                           Thomas L. Chrystie
    / / WITHHOLD                           Robert A. Simms
        AUTHORITY

    (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    _________________________________________________________________________


2. Proposal to ratify the appointment of KPMG Peat Marwick as independent accountants for the fiscal year ending December 31, 1995.

                     FOR          AGAINST          ABSTAIN
                     / /            / /              / /

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the Stockholder. If no contrary specification is made, this proxy will be voted FOR the election of nominees for directors and FOR ratification of the appointment of the independent accountants.

Please mark, sign, date and return this proxy promptly using the enclosed envelope.


SIGNATURE ___________________________________________  DATE ___________________

SIGNATURE ___________________________________________  DATE ___________________

NOTE: Please sign exactly as name appears herein. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                       CONSUMER PORTFOLIO SERVICES, INC.

                   2 ADA, SUITE 100, IRVINE, CALIFORNIA 92718
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John G. Poole and Charles E. Bradley, Jr., and each or either of them, as Proxies, each with the power to appoint his own substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all shares of Common Stock of Consumer Portfolio Services, Inc. held of record by the undersigned on July 1, 1996, at the Annual Meeting of Stockholders to be held on July 31, 1996 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)





      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.

                               FOR ALL NOMINEES LISTED
                                 AT RIGHT (EXCEPT AS          WITHHOLD
                               MARKED TO THE CONTRARY)        AUTHORITY
1.  ELECTION OF DIRECTORS                [ ]                     [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


- ------------------------------------------------------------------------------

THE DIRECTORS RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

NOMINEES:  Charles E. Bradley, Sr.
           Charles E. Bradley, Jr.
           William B. Roberts
           John G. Poole
           Thomas L. Chrystie
           Robert A Simms

2. Proposal to ratify the appointment of KPMG Peat Marwick as independent accountants for the fiscal year ending December 31, 1995.

             FOR                   AGAINST                 ABSTAIN
             [ ]                     [ ]                     [ ]

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES FOR DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE                                DATE
          ------------------------------      -----------


SIGNATURE                                DATE
          ------------------------------      -----------

NOTE: Please sign exactly as name appear hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such if a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.